Exhibit 99.1

Caleres Reports Third Quarter Results and Updates Guidance

ST. LOUIS, Dec. 5, 2024 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the third quarter 2024.

●	Reported sales of $740.9 million, down 2.8% year-on-year;
●	Famous Footwear sales declined 4.8% versus the third quarter of 2023 with comparable store sales up 2.5%;
●	Brand Portfolio sales increased 0.7% versus the third quarter of 2023;
●	Third quarter consolidated gross margin rate of 44.1%, down 55 basis points year-on-year;
●	Reported earnings per diluted share of $1.19 and adjusted earnings per diluted share of $1.23 for the third quarter, below expectations;
●	Generated third quarter EBITDA of $71.4 million;
●	Fiscal 2024 outlook of net sales down 2.5% to 3% versus previous guidance of down low-single-digits percent;
●	Revises fiscal 2024 outlook for earnings per diluted share to $3.35 to $3.45 versus prior guidance of $3.94 to $4.09, and adjusted earnings per diluted share to $3.45 to $3.55 versus prior guidance of $4.00 to $4.15, which excludes $0.10 per diluted share in restructuring costs.

“The third quarter saw progress toward our strategy highlighted by the Brand Portfolio delivering growth, Famous Footwear delivering positive comparable store sales, and both segments increasing market share. That said, performance was below our expectations reflecting softer seasonal demand in the boot category, late receipts of key athletic product at Famous Footwear, and a discrete customer credit issue that impacted shipments. In addition, our business in China was also weaker than planned,” said Jay Schmidt, President and Chief Executive Officer.

“As we begin the fourth quarter, our strategies are working to drive market share and we are aligning our expenses with expected sales, while appropriately investing behind areas of the business that are expected to deliver a strong ROI. However, we have reduced our outlook as we expect our season-to-date sales trend to continue in the final quarter of the year and anticipate pressure on our gross margin as we take action to move through excess inventory and position ourselves well for 2025,” said Schmidt. “Longer term, we believe we are well-positioned to execute our strategic plan, invest to fuel our ambition, and drive sustained value for our shareholders.”

Third Quarter 2024 Results

(13-weeks ended November 2, 2024, compared to 13-weeks ended October 28, 2023)

●	Net sales were $740.9 million, down 2.8% from the third quarter of 2023;
●	Famous Footwear segment net sales decreased 4.8%, with comparable store sales up 2.5%
●	Brand Portfolio segment net sales increased 0.7%
●	Direct-to-consumer sales represented approximately 72% of total net sales
●	Gross profit was $327.0 million, while gross margin was 44.1%, down 55 basis points versus last year;
●	Famous Footwear segment gross margin of 42.9%, down 130 basis points versus last year
●	Brand Portfolio segment gross margin of 43.8%, up 15 basis points versus last year
●	SG&A as a percentage of net sales was 36.3%, up 30 basis points versus the prior year and reflecting expense deleverage on the decline in sales;
●	Net earnings of $41.4 million, or earnings per diluted share of $1.19, compared to net earnings of $46.9 million, or earnings per diluted share of $1.32 in the third quarter 2023;
●	Adjusted net earnings of $42.6 million, or adjusted earnings per diluted share of $1.23, which excludes $0.04 related to charges associated with restructuring initiatives completed during the third quarter, compared to adjusted net earnings of $48.6 million, or adjusted earnings per diluted share of $1.37 in the third quarter of 2023;
●	Inventory was up 5% to the third quarter 2023 in total, but up 2.7% when accounting for the shift in the retail calendar;
●	Borrowings under the asset-based revolving credit facility were $238.5 million at the end of the period, up $16.5 million from the third quarter of 2023.

Capital Allocation Update

During the quarter, Caleres continued to invest in value-driving growth opportunities while at the same time returning cash to shareholders through our dividend. In addition, the company repurchased approximately 1.5 million shares for a total of $50 million during the quarter. In the near term, the company expects to continue to focus on reducing debt and still expects borrowings under its asset-based revolving credit facility will be less than $100 million by the end of 2026. Caleres will continue to consider business performance and market conditions as it evaluates all opportunities for free cash flow for the remainder of the year.

Fiscal 2024 Outlook:

Caleres is revising its fiscal 2024 financial outlook. As previously noted, its fiscal 2024 is a 52-week year and compares to a 53-week year in fiscal 2023. The revised assumptions are summarized in the table below.

Metric	Prior 2024 Annual Guidance	Revised 2024 Annual Guidance
Sales Change	Down low single digits	Down 2.5% - 3%
Operating Margin	7.0% - 7.1%	6.1% - 6.3%
Tax Rate	~24%	~24%
GAAP EPS	$3.94 - $4.09	$3.35 - $3.45
Adjusted EPS*	$4.00 - $4.15	$3.45 - $3.55
Capital Expenditures	$50 - $55 million	$50 - $55 million

*Adjusted EPS guidance excludes estimated restructuring charges incurred in the second half of 2024

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, December 5, 2024. The webcast and associated slides will be available at: https://www.caleres.com/investors. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at https://investor.caleres.com/events-and-presentations/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13749800.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides earnings before interest, taxes, depreciation and amortization (EBITDA) and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures, and the debt to EBITDA leverage ratio, which is a non-GAAP financial metric. These results are included as a complement to results provided in accordance with GAAP because management believes this non-GAAP financial measure and metric help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. This measure and metric should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changing consumer demands, which may be influenced by general economic conditions and other factors; (ii) inflationary pressures and supply chain disruptions (iii) rapidly changing consumer preferences and purchasing patterns and fashion trends; (iv) supplier concentration, customer concentration and increased consolidation in the retail industry; (v) intense competition within the footwear industry; (vi) foreign currency fluctuations; (vii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (viii) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (ix) the ability to accurately forecast sales and manage inventory levels; (x) a disruption in the company’s distribution centers; (xi) the ability to recruit and retain senior management and other key associates; (xii) the ability to secure/exit leases on favorable terms; (xiii) the ability to maintain relationships with current suppliers; (xiv) transitional challenges with acquisitions and divestitures; (xiv) changes to tax laws, policies and treaties; (xvi) our commitments and shareholder expectations related to environmental, social and governance considerations; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 3, 2024, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
($ thousands, except per share data)	November 2, 2024	October 28, 2023	November 2, 2024	October 28, 2023
Net sales	$740,941	$761,904	$2,083,456	$2,120,171
Cost of goods sold	413,981	421,530	1,136,522	1,162,942
Gross profit	326,960	340,374	946,934	957,229
Selling and administrative expenses	268,669	273,652	803,355	789,570
Restructuring and other special charges, net	1,593	2,304	1,593	3,951
Operating earnings	56,698	64,418	141,986	163,708
Interest expense, net	(2,914)	(4,488)	(10,025)	(15,240)
Other income, net	34	1,552	2,202	4,660
Earnings before income taxes	53,818	61,482	134,163	153,128
Income tax provision	(12,699)	(14,467)	(31,973)	(36,956)
Net earnings	41,119	47,015	102,190	116,172
Net (loss) earnings attributable to noncontrolling interests	(308)	101	(135)	588
Net earnings attributable to Caleres, Inc.	$41,427	$46,914	$102,325	$115,584

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.20	$1.32	$2.93	$3.23

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.19	$1.32	$2.92	$3.23

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	November 2, 2024	October 28, 2023
ASSETS
Cash and cash equivalents	$33,685	$34,031
Receivables, net	176,080	161,544
Inventories, net	585,877	556,034
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	57,888	54,487
Total current assets	870,307	822,873

Lease right-of-use assets	589,141	508,736
Property and equipment, net	176,428	167,681
Goodwill and intangible assets, net	195,033	206,275
Other assets	125,030	121,328
Total assets	$1,955,939	$1,826,893

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$238,500	$222,000
Trade accounts payable	258,258	257,224
Lease obligations	117,523	132,461
Other accrued expenses	192,149	216,236
Total current liabilities	806,430	827,921

Noncurrent lease obligations	506,336	431,474
Other liabilities	36,867	47,326
Total other liabilities	543,203	478,800

Total Caleres, Inc. shareholders’ equity	598,284	513,382
Noncontrolling interests	8,022	6,790
Total equity	606,306	520,172
Total liabilities and equity	$1,955,939	$1,826,893

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
($ thousands)	November 2, 2024	October 28, 2023
OPERATING ACTIVITIES:
Net cash provided by operating activities	$75,855	$157,183

INVESTING ACTIVITIES:
Purchases of property and equipment	(38,410)	(33,976)
Capitalized software	(1,918)	(3,404)
Net cash used for investing activities	(40,328)	(37,380)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	537,368	365,000
Repayments under revolving credit agreement	(480,868)	(450,500)
Dividends paid	(7,342)	(7,483)
Acquisition of treasury stock	(65,039)	(17,445)
Issuance of common stock under share-based plans, net	(8,820)	(10,035)
Contributions by noncontrolling interests	1,500	1,000
Net cash used for financing activities	(23,201)	(119,463)
Effect of exchange rate changes on cash and cash equivalents	1	(9)
Increase in cash and cash equivalents	12,327	331
Cash and cash equivalents at beginning of period	21,358	33,700
Cash and cash equivalents at end of period	$33,685	$34,031

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	November 2, 2024			October 28, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$41,427	$1.19		$46,914	$1.32

Charges/other items:
Restructuring costs	$1,593	1,183	0.04	$—	—	—
Expense reduction initiatives	—	—	—	2,304	1,710	0.05
Total charges/other items	$1,593	$1,183	$0.04	$2,304	$1,710	$0.05
Adjusted earnings		$42,610	$1.23		$48,624	$1.37

	(Unaudited)
	Thirty-Nine Weeks Ended
	November 2, 2024			October 28, 2023

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$102,325	$2.92		$115,584	$3.23

Charges/other items:
Restructuring costs	$1,593	1,183	0.03	$—	—	—
Expense reduction initiatives	—	—	—	3,951	2,934	0.08
Total charges/other items	$1,593	$1,183	$0.03	$3,951	$2,934	$0.08
Adjusted earnings		$103,508	$2.95		$118,518	$3.31

	(Unaudited)
	Trailing Twelve Months Ended
	November 2, 2024		October 28, 2023

	Pre-Tax	Net Earnings (Loss)	Pre-Tax	Net Earnings (Loss)
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$158,132		$156,393

Charges/other items:
Deferred tax valuation allowance adjustments	$—	(26,654)	$—	(17,374)
Restructuring costs	1,593	1,183	—	—
Expense reduction initiatives	2,152	1,598	3,951	2,934
Total charges/other items	$3,745	$(23,873)	$3,951	$(14,440)
Adjusted earnings		$134,259		$141,953

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	November 2,	October 28,	November 2,	October 28,	November 2,		October 28,		November 2,	October 28,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$428,264	$449,773	$322,936	$320,775	$(10,259)		$(8,644)		$740,941	$761,904
Gross profit	183,825	198,809	141,559	140,155	1,576		1,410		326,960	340,374
Gross margin	42.9%	44.2%	43.8%	43.7%	(15.4)%		(16.3)%		44.1%	44.7%
Operating earnings (loss)	29,568	46,600	34,052	38,211	(6,922)		(20,393)		56,698	64,418
Adjusted operating earnings (loss)	29,761	47,767	35,145	39,055	(6,615)		(20,100)		58,291	66,722
Operating margin	6.9%	10.4%	10.5%	11.9%	n/m	%	n/m	%	7.7%	8.5%
Adjusted operating earnings %	6.9%	10.6%	10.9%	12.2%	n/m	%	n/m	%	7.9%	8.8%
Comparable sales % (on a 13-week basis)	2.5%	(6.9)%	(2.7)%	(2.0)%	—%		—%		—%	—%
Company-operated stores, end of period	851	862	111	96	—		—		962	958

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 2,	October 28,	November 2,	October 28,	November 2,	October 28,	November 2,	October 28,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$29,568	$46,600	$34,052	$38,211	$(6,922)	$(20,393)	$56,698	$64,418
Charges/Other Items:
Restructuring costs	193	—	1,093	—	307	—	1,593	—
Expense reduction initiatives	—	1,167	—	844	—	293	—	2,304
Total charges/other items	193	1,167	1,093	844	307	293	1,593	2,304
Adjusted operating earnings (loss)	$29,761	$47,767	$35,145	$39,055	$(6,615)	$(20,100)	$58,291	$66,722

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	November 2,	October 28,	November 2,	October 28,	November 2,		October 28,		November 2,	October 28,
($ thousands)	2024	2023	2024	2023	2024		2023		2024	2023
Net sales	$1,198,105	$1,213,169	$925,644	$947,164	$(40,293)		$(40,162)		$2,083,456	$2,120,171
Gross profit	534,166	549,420	411,255	408,137	1,513		(328)		946,934	957,229
Gross profit rate	44.6%	45.3%	44.4%	43.1%	(3.8)%		0.8%		45.5%	45.1%
Operating earnings (loss)	80,808	104,286	99,097	107,708	(37,919)		(48,286)		141,986	163,708
Adjusted operating earnings (loss)	81,001	105,653	100,190	109,433	(37,612)		(47,427)		143,579	167,659
Operating earnings %	6.7%	8.6%	10.7%	11.4%	n/m	%	n/m	%	6.8%	7.7%
Adjusted operating earnings %	6.8%	8.7%	10.8%	11.6%	n/m	%	n/m	%	6.9%	7.9%
Comparable sales % (on a 39-week basis)	(0.9)%	(6.5)%	0.2%	3.5%	—%		—%		—%	—%
Company-operated stores, end of period	851	862	111	96	—		—		962	958

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	November 2,	October 28,	November 2,	October 28,	November 2,	October 28,	November 2,	October 28,
($ thousands)	2024	2023	2024	2023	2024	2023	2024	2023
Operating earnings (loss)	$80,808	$104,286	$99,097	$107,708	$(37,919)	$(48,286)	$141,986	$163,708
Charges/Other Items:
Restructuring costs	193	—	1,093	—	307	—	1,593	—
Expense reduction initiatives	—	1,367	—	1,725	—	859	—	3,951
Total charges/other items	193	1,367	1,093	1,725	307	859	1,593	3,951
Adjusted operating earnings (loss)	$81,001	$105,653	$100,190	$109,433	$(37,612)	$(47,427)	$143,579	$167,659

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 2,	October 28,	November 2,	October 28,
	2024	2023	2024	2023
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$41,119	$47,015	$102,190	$116,172
Net loss (earnings) attributable to noncontrolling interests	308	(101)	135	(588)
Net earnings attributable to Caleres, Inc.	41,427	46,914	102,325	115,584
Net earnings allocated to participating securities	(1,417)	(2,121)	(3,721)	(5,103)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$40,010	$44,793	$98,604	$110,481

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,435	33,933	33,704	34,206
Dilutive effect of share-based awards	106	—	106	—
Diluted common shares attributable to Caleres, Inc.	33,541	33,933	33,810	34,206

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.20	$1.32	$2.93	$3.23

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.19	$1.32	$2.92	$3.23

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 2,	October 28,	November 2,	October 28,
	2024	2023	2024	2023
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$42,302	$48,725	$103,373	$119,106
Net loss (earnings) attributable to noncontrolling interests	308	(101)	135	(588)
Adjusted net earnings attributable to Caleres, Inc.	42,610	48,624	103,508	118,518
Net earnings allocated to participating securities	(1,458)	(2,199)	(3,765)	(5,234)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$41,152	$46,425	$99,743	$113,284

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	33,435	33,933	33,704	34,206
Dilutive effect of share-based awards	106	—	106	—
Diluted common shares attributable to Caleres, Inc.	33,541	33,933	33,810	34,206

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.23	$1.37	$2.96	$3.31

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.23	$1.37	$2.95	$3.31

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	November 2, 2024	October 28, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$41,427	$46,914
Income tax provision	12,699	14,467
Interest expense, net	2,914	4,488
Depreciation and amortization (1)	14,364	12,957
EBITDA	$71,404	$78,826

EBITDA margin	9.6%	10.3%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$42,610	$48,624
Income tax provision (3)	13,109	15,061
Interest expense, net	2,914	4,488
Depreciation and amortization (1)	14,364	12,957
Adjusted EBITDA	$72,997	$81,130

Adjusted EBITDA margin	9.9%	10.6%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	November 2, 2024	October 28, 2023
EBITDA:
Net earnings attributable to Caleres, Inc.	$158,132	$156,393
Income tax provision	4,507	21,612
Interest expense, net	14,128	20,618
Depreciation and amortization (1)	56,547	50,722
EBITDA	$233,314	$249,345

EBITDA margin	8.4%	8.9%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$134,259	$141,953
Income tax provision (3)	32,125	40,003
Interest expense, net	14,128	20,618
Depreciation and amortization (1)	56,547	50,722
Adjusted EBITDA	$237,059	$253,296

Adjusted EBITDA margin	8.5%	9.0%

	(Unaudited)
($ thousands)	November 2, 2024	October 28, 2023
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement (4)	$238,500	$222,000
EBITDA (trailing twelve months)	233,314	249,345
Debt/EBITDA	1.0	0.9

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Total availability under the revolving credit agreement was $252.1 million and $267.4 million as of November 2, 2024 and October 28, 2023, respectively. Total liquidity, which includes cash and cash equivalents and availability under the revolving credit agreement, was $285.8 million and $301.4 million for the respective periods.

SCHEDULE 9

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS) – GUIDANCE

	(Unaudited)
	Fiscal 2024 Guidance
	Low	High

GAAP diluted earnings per share	$3.35	$3.45
Charges/other items:
Restructuring costs	0.10	0.10
Adjusted diluted earnings per share	$3.45	$3.55

Investor Contact:

Liz Dunn

ldunn@caleres.com